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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):   March 17, 2010


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     (E)  NEW  EMPLOYMENT  AGREEMENT  WITH  NAMED  EXECUTIVE  OFFICER.
          (1)  TIMOTHY  R.  KASMOCH

Effective March 17, 2010, N-Viro International Corporation (the "Company") entered into an Employment Agreement (the "Agreement") with Timothy R. Kasmoch to serve as the Company's President and Chief Executive Officer commencing February 26, 2010. At a meeting of the Board of Directors of the Company on February 26, 2010, the Board approved the Agreement.

The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to annual increase at the discretion of the Board of Directors of the Company. In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors. Under the agreement, this determination is to be based upon the Board of Directors review of Mr. Kasmoch's performance. The Agreement also provides for a stock option grant to Mr. Kasmoch.

Since February 2006, Mr. Kasmoch has served the Company as President and Chief Executive Officer. Before that, Mr. Kasmoch had been the President and Chief Executive Office of Tri-State Garden Supply, d/b/a Gardenscape, a bagger and distributor of lawn and garden products. While employed with the Company, the Agreement allows Mr. Kasmoch to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. Kasmoch to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.

A  copy  of  the  Agreement  is  filed  as  Exhibit 10.1 to this Current Report.

     (E)  NEW  EMPLOYMENT  AGREEMENT  WITH  NAMED  EXECUTIVE  OFFICER.
          (2)  ROBERT  W.  BOHMER

Effective March 17, 2010, N-Viro International Corporation (the "Company") entered into an Employment Agreement (the "Agreement") with Robert W. Bohmer to serve as the Company's Executive Vice President and General Counsel commencing February 26, 2010. At a meeting of the Board of Directors of the Company on February 26, 2010, the Board approved the Agreement.

The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. Bohmer is to receive an annual base salary of $150,000, subject to annual increase at the discretion of the Board of Directors of the Company. In addition, Mr. Bohmer is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors. Under the agreement, this determination is to be based upon the President/Chief Executive Officer's and Board of Directors review of Mr. Bohmer's performance. The Agreement also provides for a stock option grant to Mr. Bohmer.

Since July 2007, Mr. Bohmer has served the Company as Vice President of Business Development and General Counsel. Before that, Mr. Bohmer had been with the law firm of Watkins, Bates and Carey, LLP, Toledo, Ohio, and served as the Company's general outside counsel from 2005 until 2007. While employed with the Company, the Agreement allows Mr. Bohmer to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. Bohmer to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.

A  copy  of  the  Agreement  is  filed  as  Exhibit 10.2 to this Current Report.

     (E)  NEW  EMPLOYMENT  AGREEMENT  WITH  NAMED  EXECUTIVE  OFFICER.
          (3)  JAMES  K.  MCHUGH

Effective March 17, 2010, N-Viro International Corporation (the "Company") entered into an Employment Agreement (the "Agreement") with James K. McHugh to serve as the Company's Chief Financial Officer commencing February 26, 2010. At a meeting of the Board of Directors of the Company on February 26, 2010, the Board approved the Agreement.

The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. McHugh is to receive an annual base salary of $125,000, subject to annual increase at the discretion of the Board of Directors of the Company. In addition, Mr. McHugh is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors. Under the agreement, this determination is to be based upon the President/Chief Executive Officer's and Board of Directors review of Mr. McHugh's performance. The Agreement also provides for a stock option grant to Mr. McHugh.

Mr. McHugh has served the Company as Chief Financial Officer since January 1997. Before that, Mr. McHugh had been the Company's controller since its inception in 1993. While employed with the Company, the Agreement allows Mr. McHugh to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. McHugh to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.

A  copy  of  the  Agreement  is  filed  as  Exhibit 10.3 to this Current Report.


     (E) MATERIAL OPTION GRANT AWARDED TO EXECUTIVE OFFICER.
          (KASMOCH, BOHMER AND MCHUGH)

On February 26, 2010, in connection and effective with their respective Employment Agreement, the Board approved a grant of stock options to Messrs. Kasmoch, Bohmer and McHugh, which are exercisable over five (5) years for shares of the Company's common stock. The grant was made pursuant to the Second Amended and Restated 2004 N-Viro International Corporation Stock Option Plan (the "Plan"). The following table sets forth information about the stock option grants:





Name of Officer     Title                                   Number of Shares Underlying Options  Exercise Price   Expiration Date
------------------  --------------------------------------  -----------------------------------  ---------------  ---------------
Timothy R. Kasmoch  President and Chief Executive Officer                               470,000  $          3.27        3/18/2020
Robert W. Bohmer    Exec. Vice President & General Counsel                              320,000  $          3.27        3/18/2020
James K. McHugh     Chief Financial Officer                                             100,000  $          3.27        3/18/2020


The awards to the officers were based on the recommendation of the Compensation Committee of the Board, which considered, among other things, each of the Officer's willingness to accept a lower base compensation package. In connection with the option grants, the Board adopted a waiver of certain provisions of the Plan which would otherwise limit the number of options that any participant may receive.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

     Exhibit No.   Description
     -----------   -----------
     10.1          Employment Agreement of Timothy R. Kasmoch, dated March 17,
                         2010.
     10.2          Employment Agreement of Robert W. Bohmer, dated March 17,
                         2010.
     10.3          Employment Agreement of James K. McHugh, dated March 17,
                         2010.


The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          March 19, 2010               By:       /s/  James K. McHugh
                --------------                       ----------------------
                                                     James K. McHugh
                                                     Chief Financial Officer